                                                                   Exhibit 10.29

NEITHER THIS AGREEMENT NOR THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW.

THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN REPURCHASE RIGHTS AS SET FORTH HEREIN AND IN THE 1998 STOCK OPTION PLAN, A COPY OF WHICH MAY BE INSPECTED AT THE OFFICES OF THE COMPANY.


                              STAR SCIENTIFIC, INC.
                             1998 STOCK OPTION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                          NOTICE OF STOCK OPTION GRANT

            Optionee's Name and Address:         James A. McNulty
                                                 6204 Greenwick Drive
                                                 Glen Allen, VA 23060

            You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

            Grant Number:                        1
            Date of Grant:                       April 12, 1999
            Vesting Commencement Date:           October 15, 1999
            Exercise Price per Share:            $2.00
            Total Number of Shares Granted:      200,000
            Total Exercise Price:                $400,000
            Type of Option:                      Non-Qualified Stock Option
            Term/Expiration Date:                March 1, 2009

Grant of Option: Star Scientific, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Stock Option Grant (the "Notice"), an option (this "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice, at the exercise price per share set forth in the Notice (the "Exercise Price") subject to stockholder approval of the Plan (as such term is defined below) and the terms, definitions and provisions of the Company's Amended and Restated 1998 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement and Notice.

FORFEITURE. Upon the occurrence of the first to occur of (a) the effective date of termination (the "Company Termination Date") of that certain Employment Agreement dated as of April 12, 1999 between the Company and the Optionee (the "Employment Agreement") by the Company for cause (as that term is defined in the Employment Agreement); (b) the effective date of termination (the "Executive Termination Date") of the Employment Agreement by the Optionee without Good Reason (as such term is defined in the Employment Agreement); or (c) in the event that the Company shall provide to the Optionee a notice that, in the good faith determination of the Board of Directors of the Company, the Optionee has breached his covenant not to compete contained in the Employment Agreement (the "Notice of Breach"), as of the Employment Termination Date or the date of such Notice of Breach, as the case may be, this Option shall immediately terminate and revert to the Company (including all Shares subject to this Option that are then fully vested but as to which this Option remains unexercised).

REPURCHASE RIGHT. In addition, all Shares issued upon exercise of this Option on or prior to the Company Termination Date, the Executive Termination Date, or the date of such Notice of Breach, as the case may be, shall be subject to the Company's right to repurchase any such Shares for a price equal to the price the Optionee paid for such Shares (the "Repurchase Right"). All Shares issued prior to the end of the twelve (12) month period following termination of the Optionee's status as an Employee, Director or Consultant shall bear a legend, satisfactory to the Company, indicating that such Shares are nontransferable and that they may be subject to the Repurchase Right.

VESTING SCHEDULE. Subject to other limitations set forth in this Option Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

            The Shares subject to this Option shall be fully vested on October 15, 1999.

TERMINATION PERIOD:

            (a) TERMINATION OF STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT (OTHER THAN AS A RESULT OF OPTIONEE'S RETIREMENT, DISABILITY OR DEATH). Subject to the limitations set forth in this Option Agreement, in the event of termination of the Optionee's status as an Employee, Director or Consultant (other than termination by reason of the Optionee's retirement in good standing for reason of age, or the Optionee's death or disability), this Option may be exercised (to the extent this Option is vested on the date of termination) at any time after the date of termination but in no event shall this Option be exercised later than the Term/Expiration Date as provided above. In the event of the Optionee's change in status from Employee or Director to Consultant or Consultant to Employee or Director, this Option Agreement shall remain in effect.

            (b) TERMINATION OF STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AS A RESULT OF OPTIONEE'S RETIREMENT IN GOOD STANDING. Subject to the limitations set forth in this Option Agreement, in the event of termination of the Optionee's status as an Employee, Director or Consultant as a result of the Optionee's retirement in good standing for reason of age but not due to disability, this Option may be exercised (to the extent this Option is vested on the date of termination) at any time after the date of termination, but in no event shall this Option be exercised later than the Term/Expiration Date as provided above.

            (c) TERMINATION OF STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AS A RESULT OF OPTIONEE'S DEATH OR DISABILITY. Subject to the limitations set forth in this Option Agreement, in the event of termination of the Optionee's status as an Employee, Director or Consultant as a result of the Optionee's death or disability, this Option may be exercised (to the extent this Option is vested on the date of termination) at any time after the date of termination, but in no event shall this Option be exercised later than the Term/Expiration Date as provided above.

            1.    EXERCISE OF OPTION.

                  A. RIGHT TO EXERCISE. This Option shall be exercisable at any time during its term in accordance with the applicable provisions of the Plan and this Option Agreement. In the event of termination of Optionee's status as an Employee, Director or Consultant, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 6(j) of the Plan relating to the exercisability or termination of the Option in the event of a Change in Control.

                  b. METHOD OF EXERCISE. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise this Option, the whole number of Shares in respect of which this Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Compensation Committee. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                  No Shares will be issued pursuant to the exercise of this
            Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which this Option is exercised with respect to such Shares.

                  c. TAXES. No Shares will be issued to the Optionee or other person pursuant to the exercise of this Option until the Optionee or other person has made arrangements acceptable to the Compensation Committee for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

            2. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate an Applicable
Law:

                  a.        cash;

                  b.        check;

                  c. surrender of shares of Common Stock of the Company (including withholding of Shares otherwise deliverable upon exercise of this Option) which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which this Option is being exercised (but only to the extent that such exercise of this Option would not result in an accounting compensation charge with respect to the shares used to pay the exercise price unless otherwise determined by the Compensation Committee);

                  d. delivery of a properly executed Exercise Notice together with such other documentation as the Compensation Committee and the broker, if applicable, shall require to effect an exercise of this Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price;

                  e. delivery of an interest-bearing, unsecured, full-recourse promissory note of the Optionee in favor of the Company in the principal amount equal to the Exercise Price of the Shares as to which this Option is being exercised, which promissory note shall be inform and substance satisfactory to the Compensation Committee;

                  f. delivery of an interest-bearing, fully-secured, non-recourse promissory note of the Optionee in favor of the Company in the principal amount equal to the Exercise Price of the Shares as to which this Option is being exercised, together with a duly executed security agreement of the Optionee in favor of the Company covering such type and amount of collateral satisfactory to the Compensation Committee, which collateral shall not include any Shares with respect to which this Option is being exercised, and which promissory note and security agreement shall be in form and substance satisfactory to the Compensation Committee; or

                  g. application of such amount of the Optionee's accrued and unpaid salary then outstanding that is equal to the Exercise Price of the Shares as to which this Option is being exercised.

            3. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares subject to this Option upon such exercise would constitute a violation of any Applicable Laws.

            4. TERMINATION OF RELATIONSHIP. In the event the Optionee's status as an Employee, Director or Consultant terminates, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice (but in no event later than the Term/Expiration Date). Except as provided in Sections 5, 6 and 7 below, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, this Option shall terminate.

            5. RETIREMENT IN GOOD STANDING OF OPTIONEE. In the event the Optionee's status as an Employee, Director or Consultant terminates as a result of the Optionee's retirement in good standing for reason of age but not due to disability, the Optionee may, to the extent otherwise so entitled on the Termination Date, exercise this Option during the Termination Period set out in the Notice (but in no event later than the Term/Expiration Date). To the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option to the extent so entitled within the time specified herein, this Option shall terminate.

            6. DISABILITY OF OPTIONEE. In the event the Optionee's status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may, to the extent otherwise so entitled on the Termination Date, exercise this Option during the Termination Period set out in the Notice (but in no event later than the Term/Expiration Date). To the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option to the extent so entitled within the time specified herein, this Option shall terminate.

            7. DEATH OF OPTIONEE. In the event the Optionee's status as an Employee, Director or Consultant terminates as a result of the Optionee's death, this Option may, only to the extent the Optionee could have exercised this Option on the Termination Date, be exercised during the Termination Period set out in the Notice (but in no event later than the Term/Expiration Date). This Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance. To the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if this Option is not exercised to the extent so entitled within the time specified herein, this Option shall terminate.

            8. TRANSFERABILITY OF OPTION. This Option shall not be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, and this Option may be exercised during the lifetime of the Optionee only by the Optionee or such Optionee's guardian or legal representative. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

            9. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

            10. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  a. EXERCISE OF NONQUALIFIED STOCK OPTION. This Option is a Nonqualified Stock Option and there may be a regular federal income tax liability and/or state income tax liability upon the exercise of this Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  b. SHARES SUBJECT TO THE REPURCHASE RIGHT. For Shares encumbered by the Repurchase Right as of the date of exercise, the Optionee will generally not be treated as having received compensation income immediately upon exercise of the Option and the receipt of the Shares. Instead, the Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date the Repurchase Right lapses over the Exercise Price. The Optionee may elect, however, to recognize the full amount of the excess of the Fair Market Value of the Shares on the date of exercise over the Exercise Price as compensation income. This would be in lieu of postponing the recognition event to the date the Repurchase Right lapses. The Optionee would make such an election by promptly filing an appropriate election form with governmental taxing authorities. THE OPTIONEE IS ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR CONCERNING THIS ELECTION; THE OPTIONEE IS EXPRESSLY CAUTIONED THAT THE OPPORTUNITY FOR FILING THIS ELECTION CAN EXPIRE AS EARLY AS THIRTY (30) DAYS FOLLOWING THE EXERCISE OF THE OPTION.

                  c. APPLICATION OF ACCRUED SALARY. An Optionee who elects to exercise an Option by tendering an amount of accrued salary that had not been previously includable in his gross income will recognize income in an amount equal to the accrued salary so tendered. The Optionee would be required to satisfy any withholding tax liability the Company incurs which is attributable to such recognition of income.

                  d. DISPOSITION OF SHARES. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes.

            11. OPTIONEE'S REPRESENTATIONS. By receipt of this Option, by its execution, and by its exercise in whole or in part, the Optionee represents to the Company that:

                  a. The Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

                  b. The Optionee acknowledges that these securities are made available to the Optionee only on the condition that the Optionee makes the representations contained in this
            Section 11 to the Company;

                  c. The Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

                  d. The Optionee understands that to the extent that the securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state law, such securities have been made available to the Optionee in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon
            (i) the Optionee's bona fide investment intention in acquiring these securities; (ii) the Optionee's intention with respect to these securities in compliance with federal and state securities laws;
            (iii) the Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

                  e. The Optionee understands that, to the extent that the Shares are not registered under the Act, the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

                  f. The Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or an opinion of counsel for the Company that registration is not required.

            12. ADDITIONAL RESTRICTIONS ON EXERCISE. In addition to the restrictions set forth in Section 3 above, this Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

            13. ENTIRE AGREEMENT: GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

            14. HEADINGS. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

            15. INTERPRETATION. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Compensation Committee which administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Compensation Committee shall be final and binding on all persons.

                              STAR SCIENTIFIC, INC.
                              a Delaware corporation



                              By:     /s/ Paul L. Perito
                                      ------------------------------------
                              Name:   Paul L. Perito
                                      ------------------------------------
                              Title:  Executive Vice President and General
                                      ------------------------------------
                                      Counsel
                                      ------------------------------------

                              Date: October 27, 1999
                                    --------------------------------------

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING SERVICE ON THE BOARD OF DIRECTORS OR CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1998 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUED SERVICE ON THE BOARD OF DIRECTORS OR CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

            The Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. The Optionee (i) has reviewed the Plan and this Option Agreement in their entirety, (ii) has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, (iii) is not relying on the Company for tax advice in connection with the receipt and exercise of this Option, and
(iv) fully understands all provisions of the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee upon any questions arising under the Plan or this Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:    April 12, 1999                 Signed: /s/ James A. McNulty
        -----------------------                  ---------------------
                                                JAMES A. McNULTY

                                         Residence Address:
                                         6204 Greenwick Drive
                                         Glen Allen, VA 23060

                                CONSENT OF SPOUSE

            The undersigned spouse of the Optionee to the foregoing Stock Option Agreement acknowledges on his/her own behalf that: I have read the foregoing Stock Option Agreement and I know its contents. I hereby consent to and approve of the provisions of the Stock Option Agreement, and agree that the Shares issued upon exercise of the Options covered thereby and my interest in them are subject to the provisions of the Stock Option Agreement and that I will take no action at any time to hinder operation of the Stock Option Agreement on those Shares or my interest in them.

                                        /s/ Dora McNulty
                                        ------------------------------------
                                       [SPOUSE OF OPTIONEE]
                                       SPOUSE OF: James A. McNulty

                                    EXHIBIT A

                              STAR SCIENTIFIC, INC.
                             1998 STOCK OPTION PLAN

                                 EXERCISE NOTICE


Star Scientific, Inc.
16 South Market Street
Petersburg, Virginia  23803
Attention: Secretary


            1. EXERCISE OF OPTION. Effective as of today, the undersigned (the "Optionee") hereby elects to exercise the Optionee's option to purchase ____________ (_________) shares of the Common Stock (the "Shares") of Star Scientific, Inc. (the "Company") under and pursuant to the Company's 1998 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ________________ (the "Option Agreement").

            2. REPRESENTATIONS OF THE OPTIONEE. The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

            3. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 7 of the Plan.

            4. DELIVERY OF PAYMENT. The Optionee herewith delivers to the Company the full Exercise Price for the Shares.

            5. TAX CONSULTATION. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

            6. TAXES. The Optionee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations.

            7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

            8. HEADINGS. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Exercise Notice for construction or interpretation.

            9. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Company's Board of Directors or the Compensation Committee which administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or the Compensation Committee shall be final and binding on all persons.

            10. GOVERNING LAW; SEVERABILITY. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

            11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

            12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

            13. ENTIRE AGREEMENT. The Plan and the Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

Submitted by:

OPTIONEE


--------------------------
(Name of Optionee)



----------------------------

----------------------------
(Address of Optionee)

Accepted by:

STAR SCIENTIFIC, INC.


By:
       ---------------------------
Name:
       ---------------------------
Title:
       ---------------------------
       16 South Market Street
       Petersburg, Virginia  23803



                                        3